                                                                               *



               _________________________________________________


                              GUARANTEE AGREEMENT


                                  DATED AS OF
                              SEPTEMBER 11, 1996

                                    BETWEEN

                      ABN AMRO BANK N.V., CHICAGO BRANCH
                               AS FACILITY AGENT


                                     -AND-


                    EXPORT-IMPORT BANK OF THE UNITED STATES



         EXIMBANK GUARANTEE NO. AP070425 - PEOPLE'S REPUBLIC OF CHINA
                            (CHINA YUNNAN AIRLINES)

                                  RELATING TO

                TWO (2) BOEING MODEL 767-300 AIRCRAFT EACH WITH
           TWO (2) INSTALLED ROLLS-ROYCE MODEL RB211-524H-36 ENGINES
                     ONE (1) ROLLS-ROYCE QECU SPARE ENGINE

              __________________________________________________

                               TABLE OF CONTENTS
                               -----------------

             (This Table of Contents is not part of this Agreement
                   and is for convenience of reference only)

                                                                                      PAGE
                                                                                      ----
SECTION 1. Definitions...............................................................    3

SECTION 2. The Guarantee.............................................................    7

SECTION 3. Scope and Binding Nature of the Guarantee, and Termination Thereof........    7

SECTION 4. Endorsement of the Guarantee Legend.......................................    9
     (a)   Endorsement of Floating Rate Note(s)......................................    9
     (b)   Endorsement of the Fixed Rate Notes.......................................   10

SECTION 5. Payment Method............................................................   11

SECTION 6. Procedures for Making Demand on Eximbank following First Default..........   11

SECTION 7. Payment of the Guaranteed Amount..........................................   12
           (i)   Accelerated Payment Method..........................................   13
           (ii)  Installment Payment Method..........................................   13
     (b)   Payment Certificates Issued in Exchange for Fixed Rate Notes Upon a
           Total Loss of an Aircraft or Upon a Termination Due to Obsolescence
           of an Aircraft............................................................   13
     (c)   Payment Certificates Issued In Exchange for Fixed Rate Notes Upon an
           Event of Default..........................................................   14
     (d)   Payments under a Payment Certificate......................................   15
     (e)   Failure to Make Claim Payment.............................................   15

SECTION 8. Application of Partial Payments and Eximbank Payments.....................   15

SECTION 9. Collections; Subsequent Payments by Eximbank..............................   16

SECTION 10.Undertakings of the Facility Agent........................................   16
     (a)   Note Register.............................................................   16
     (b)   Notice of Default.........................................................   16
     (c)   Amendments to the Loan Agreement, Lease Agreements or Notes...............   16
     (d)   Notice of Interest Rates..................................................   17
     (e)   Disbursements.............................................................   17
     (f)   Payments on a Note after Payment by Eximbank..............................   17
     (g)   Transfer of Rights, Duties, Obligations and Responsibilities under this

           Guarantee Agreement.......................................................   17
     (h)   Indemnification...........................................................   18

SECTION 11.Eximbank Payments; Discharge of Liability.................................   18

SECTION 12.Governing Law.............................................................   19

SECTION 13.Notification..............................................................   19

SECTION 14.Parties Bound.............................................................   19

                                    ANNEXES

Annex A    -  Form of Guarantee Legend
Annex B-1  -  Request for Guarantee Legend (Floating Rate Note)
Annex B-2  -  Request for Guarantee Legend (Fixed Rate Note)
Annex C    -  Assignment
Annex D    -  Payment Certificate

                              GUARANTEE AGREEMENT
                              -------------------

          THIS GUARANTEE AGREEMENT, entered into as of the 11th day of September, 1996, ("GUARANTEE AGREEMENT") between ABN AMRO Bank N.V., Chicago Branch, acting in its capacity as facility agent under the Loan Agreement (as hereinafter defined) (together with its successors and permitted assigns, the "FACILITY AGENT") and Export-Import Bank of the United States, an agency of the United States of America ("EXIMBANK").


                             W I T N E S S E T H:
                             -------------------

          WHEREAS, China Aviation Supplies Corporation, a state-owned legal entity organized under the applicable laws of the People's Republic of China ("CASC") and The Boeing Company (the "SELLER") have entered into that certain Purchase Agreement No. 1844 dated December 3, 1994 (the "PURCHASE AGREEMENT") for the purchase of, inter alia, two (2) Boeing Model 767-300 airframes
                     ----- ----
(individually, an "AIRFRAME" and collectively as the context may require, the "AIRFRAMES") each with two (2) installed Rolls-Royce RB211-524H-36 engines (the Airframes together with the engines are referred to herein individually as an "AIRCRAFT" and collectively, as the context may require, as the "AIRCRAFT");

          WHEREAS, pursuant to those certain Purchase Agreement Assignments each to be dated the date of execution and delivery thereof between CASC, China Yunnan Airlines, a legal entity organized under the applicable laws of the People's Republic of China (the "COMPANY"), YA96A Limited, a company organized under the laws of the Cayman Islands (the "BORROWER"), CASC and, by way of execution of the consent and agreement referred to therein, the Seller, CASC assigned, or will assign, its right to take title to the Aircraft to the Borrower;

          WHEREAS, pursuant to that certain Spare Engine Sale Agreement dated the date of execution and delivery thereof between the Company and the Borrower, the Borrower has agreed to purchase one (1) Rolls-Royce QECU spare engine (the "SPARE") from the Company;

          WHEREAS, pursuant to separate Aircraft Lease Agreements each to be dated the date of execution and delivery thereof between the Company, as lessee, and the Borrower, as lessor (as each thereof may be amended, supplemented or otherwise modified from time to time, a "LEASE AGREEMENT" and collectively, the "LEASE AGREEMENTS"), the Borrower has agreed, or will agree, to lease the Aircraft and the Spare to the Company;

          WHEREAS, the Lenders (as hereinafter defined) have established a credit in favor of the Borrower in the amount of U.S. $103,000,000 (the "CREDIT") pursuant to the terms of that certain Guaranteed Loan Agreement dated August 27, 1996 (the "LOAN

                                                           [GUARANTEE AGREEMENT]


AGREEMENT") by and among the Borrower, the Financial Institutions listed on the signature page thereto as Lenders (the "LENDERS"), the Facility Agent, Wilmington Trust Company, not in its individual capacity, except as expressly stated therein, but solely as security trustee (the "SECURITY TRUSTEE") and Eximbank in order to enable the Borrower to finance the sum of up to (i) 85 percent (85%) of the total Eximbank-approved cost incurred by the Borrower for the purchase of the Airframes (the "FINANCED PORTION"), (ii) 100 percent (100%) of the amount of Eximbank's exposure fee ("EXPOSURE FEE") payable pursuant to paragraph C of Article III of the Reimbursement and Indemnity Agreement (as hereinafter defined), and (iii) 85 percent (85%) of the total Eximbank-approved cost of certain legal and other services (the "APPROVED SERVICES");

          WHEREAS, the Lenders have agreed to make one or more advances under the Loan Agreement in such amounts as shall not in the aggregate exceed the Credit and on such dates as requested by the Borrower in order to enable the Borrower to finance the sums described above when and as necessary upon delivery of the Aircraft (or as shall otherwise be agreed by the Lenders, the Facility Agent, Eximbank and the Borrower);

          WHEREAS, the Company, the Borrower and Eximbank have entered into a Reimbursement and Indemnity Agreement dated as of September 11, 1996 (the "REIMBURSEMENT AND INDEMNITY AGREEMENT") setting forth, among other things, the terms and conditions on which this Guarantee Agreement is to be issued;

          WHEREAS, as of each Utilization Date (as hereinafter defined), the Borrower will evidence its obligation to repay that portion of the Credit used to finance the Airframes to be settled for on such Utilization Date and the amount of the Exposure Fee and Approved Services, if any, related thereto, together with the accrued interest thereon, by issuing and delivering to the Facility Agent on behalf of the Lenders on such Utilization Date one (1) floating rate note for each Airframe so financed on such Utilization Date;

          WHEREAS, upon compliance with certain terms and conditions specified in the Loan Agreement and this Guarantee Agreement, the Borrower will exchange the Floating Rate Notes (as hereinafter defined) for one or more Fixed Rate Notes (as hereinafter defined), which Fixed Rate Notes will collectively evidence the then outstanding principal amount of the Loan (as hereinafter defined) at the time of such exchange;

          WHEREAS, as provided in the Loan Agreement, it is the intention of the Lenders, the Company and the Borrower that the Fixed Rate Notes, if and when issued, be sold, assigned and transferred to a special purpose securities trust (the "TRUST") which will succeed to all of the rights, duties and obligations of the Facility Agent and the Lenders under the Loan Agreement, the Floating Rate Notes and the Operative Documents (as hereinafter defined);

          WHEREAS, the Trust, subject to compliance with applicable securities laws,

                                                           [GUARANTEE AGREEMENT]

will issue certificates representing beneficial interests in the assets of such Trust (which are comprised of the Fixed Rate Notes);

          WHEREAS, it is a condition precedent to the making of the Credit and the issuance of each Floating Rate Note that Eximbank provide a guarantee of the principal of, and interest on, each such Floating Rate Note in an amount equal to the Guaranteed Amount (as hereinafter defined) relating to such Floating Rate Note (the "EXIMBANK FLOATING RATE GUARANTEE");

          WHEREAS, it is a condition precedent to the exchange of the Floating Rate Notes for the Fixed Rate Notes that the Eximbank Floating Rate Guarantee with respect to each Floating Rate Note be cancelled and Eximbank provide a guarantee of the principal of, and interest on, each Fixed Rate Note in an amount equal to the Guaranteed Amount relating to such Fixed Rate Note (THE "EXIMBANK FIXED RATE GUARANTEE");

          WHEREAS, it is a condition precedent to the sale, assignment and transfer of the Assigned Property (as hereinafter defined) by the Facility Agent and the Lenders to the Trust that the Trustee (as hereinafter defined) accept all of the duties and obligations of the Facility Agent and the Lenders in respect of the Assigned Property under the Loan Agreement, this Guarantee Agreement and the other Operative Documents;

          WHEREAS, ABN AMRO Bank N.V. ("ABN AMRO") will enter into that certain Irrevocable Revolving Credit Agreement with U.S. Trade Funding Corporation, in form and substance satisfactory to Eximbank (as such Irrevocable Revolving Credit Agreement may be amended, supplemented or modified from time to time with the consent of Eximbank, the "LIQUIDITY AGREEMENT"); and

          WHEREAS, an advance (a "LIQUIDITY ADVANCE") may be drawn by, or for the benefit of, the Trustee under the Liquidity Agreement, so that the Trust will have sufficient funds to make payment on outstanding certificates (representing the respective beneficial interests in the Trust) notwithstanding failure by the Company to make timely payment of principal of, and interest on, the Fixed Rate Notes pending satisfaction of the conditions set forth in Section 7 hereof for payment of such amounts by Eximbank pursuant to this Guarantee Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

          SECTION 1.  DEFINITIONS.
                      -----------

          For the purposes of this Agreement, the following terms shall have the following meanings and all terms defined in this Section 1, or in the Recitals or other provisions of this Agreement in the singular to have the same meaning when used in the

                                                           [GUARANTEE AGREEMENT]

plural and vice versa:
           ---- -----

          "ACCELERATED PAYMENT METHOD" means the method by which Eximbank shall pay a claim under this Agreement with respect to the Floating Rate Notes as set forth in Section 7(a)(i) hereof;

          "APPLICABLE RATE" shall have the meaning ascribed thereto in the Loan Agreement;

          "ASSIGNED PROPERTY" means all of the Facility Agent's and the Lenders' rights, benefits and obligations under the Loan Agreement, the Floating Rate Notes and this Guarantee Agreement in respect thereof as assigned to the Trust pursuant to the Transfer Agreement;

          "ASSIGNMENT" shall have the meaning ascribed thereto in the third paragraph of Section 6 hereof;

          "AVAILABILITY DATE" means June 30, 1997;

          "BUSINESS DAY" means any day except one on which the Federal Reserve Bank of New York is closed;

          "CONVERSION" shall have the meaning ascribed thereto in the Loan Agreement;

          "CONVERSION DATE" shall have the meaning ascribed thereto in the Loan Agreement;

          "DECLARATION OF TRUST" shall have the meaning ascribed to the term "Trust Agreement" in the Loan Agreement;

          "DETERMINATION DATE" shall have the meaning ascribed thereto in the Loan Agreement;

          "FEDERAL FUNDS RATE" shall mean, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such a day is not a Business Day, for the next preceding Business
Day) by the Board of Governors of the Federal Reserve System in Statistical Release H.15 (519) or any successor publication thereto, or, if such rate is not published for any day which is a Business Day, the rate specified as the "offered" Federal funds rate on such day in The Wall Street Journal (Eastern
                                            -----------------------
Edition, U.S.) under the table entitled "Money Rates;"

                                                           [GUARANTEE AGREEMENT]

          "FIXED RATE NOTE" or "FIXED RATE NOTES" means the note or notes, as the context may require, delivered in exchange for the Floating Rate Notes and issued to the Trustee upon Conversion pursuant to the Loan Agreement, which note or notes bear interest at the fixed rate per annum notified by the Underwriter in the Notice of Conversion and which are in substantially the form of Part 2 to Appendix 3 to the Loan Agreement;

          "FLOATING RATE NOTE" or "FLOATING RATE NOTES" means, as the context may require, the note or notes issued on each Utilization Date to the Facility Agent on behalf of the Lenders pursuant to the Loan Agreement bearing interest at a floating rate per annum and which are in substantially the form of Part 1 to Appendix 3 to the Loan Agreement;

          "GUARANTEE" means Eximbank's guarantee of payment of the Guaranteed Amount pursuant to this Guarantee Agreement;

          "GUARANTEED AMOUNT" means all amounts specified in Section 2(a), (b) and (c) of this Guarantee Agreement;

          "GUARANTEED INTEREST RATE" means (i) in the case of each Floating Rate Note, the per annum rate of interest applicable thereto as calculated from time to time in accordance with the Loan Agreement (without regard to any default interest) except that the Applicable Rate shall be the same for the purpose of ascertaining the Guaranteed Interest Rate under both Sections 2(b) and 2(c) hereof, and (ii) in the case of the Fixed Rate Notes, the per annum fixed rate of interest notified by the Underwriter in the Notice of Conversion calculated in accordance with the Loan Agreement (without regard to any default interest) except that the Applicable Rate shall be the same for the purpose of ascertaining the Guaranteed Interest Rate under both Sections 2(b) and 2(c) hereof, and (iii) in the case of a Liquidity Advance, the per annum rate of interest that is determined from time to time in accordance with the definition of "Interest Rate" (without regard to any default interest) set forth in the Liquidity Agreement;

          "ICBC" means The Industrial and Commercial Bank of China acting through its Head Office, Beijing, People's Republic of China;

          "INSTALLMENT PAYMENT METHOD" means the method by which Eximbank shall pay a claim under this Guarantee Agreement with respect to the Fixed Rate Notes as set forth in Section 7(a)(ii) hereof;

          "LOAN" means the aggregate principal amount of the Credit (as reduced by repayment or prepayment) from time to time outstanding under the Loan Agreement as evidenced by (i) the Floating Rate Notes, and (ii) on and after the Conversion Date, the Fixed Rate Notes;

          "NOTE" or "NOTES" means, as the context may require, one or more of the

                                                           [GUARANTEE AGREEMENT]

Floating Rate Notes issued by the Borrower to the Facility Agent on behalf of the Lenders in accordance with the terms of the Loan Agreement and, if issued in exchange for cancelled Floating Rate Notes, as the context may require, one or more of the Fixed Rate Notes issued by the Borrower to the Trustee in accordance with the terms of the Loan Agreement, including any replacement note issued pursuant to Clause 2.08(C) thereof;

          "NOTEHOLDER" or "HOLDER" means each person or entity listed as the holder of an interest in a Note on the register maintained by the Facility Agent or Trustee, as applicable, pursuant to Section 10 hereof;

          "NOTICE OF CONVERSION" shall have the meaning ascribed thereto in the Loan Agreement;

          "OPERATIVE DOCUMENTS" shall have the meaning ascribed thereto in the Loan Agreement;

          "PAYMENT CERTIFICATE" shall have the meaning ascribed thereto in
Section 7(a)(ii) hereof;

          "PAYMENT METHOD" shall mean either the Accelerated Payment Method or the Installment Payment Method, as the case may be;

          "RELEVANT PARTY" shall mean (i) prior to the date of Conversion, the Facility Agent, and (ii) on and after the date of Conversion, the Trustee (acting as Trustee pursuant to the Securitization Documents);

          "SECURITIZATION DOCUMENTS" shall have the meaning ascribed thereto in the Loan Agreement;

          "TERMINATION DATE" with respect to an Aircraft shall have the meaning ascribed thereto in the Lease Agreement related to such Aircraft;

          "TOTAL LOSS" with respect to an Aircraft shall have the meaning ascribed thereto in the Lease Agreement related to such Aircraft;

          "TRANSFER AGREEMENT" shall have the meaning ascribed thereto in the Loan Agreement;

          "TRUSTEE" shall have the meaning ascribed thereto in the Loan
Agreement;

          "UNDERWRITER" shall have the meaning ascribed thereto in the Loan Agreement; and

                                                           [GUARANTEE AGREEMENT]

          "UTILIZATION DATE" shall have the meaning ascribed thereto in the Reimbursement and Indemnity Agreement.

          SECTION 2. THE GUARANTEE.
                     -------------

          Subject to the terms and conditions hereinafter set forth, Eximbank hereby guarantees to the Relevant Party payment of:

               (a) the disbursed and outstanding principal amount of the Loan as evidenced (i) by the Floating Rate Notes, or (ii) on and after the date of Conversion, by the Fixed Rate Notes (or Liquidity Advance, if any, made as a result of a payment default under any Fixed Rate Note);

               (b) the interest accrued from time to time at the Guaranteed Interest Rate on the disbursed and outstanding principal amount of the Loan as evidenced (i) by the Floating Rate Notes, or (ii) on and after the date of Conversion, by the Fixed Rate Notes (or if an advance is made under the Liquidity Agreement as a result of a payment default under any Fixed Rate Note, the Liquidity Advance); and

               (c) the interest accrued at the Guaranteed Interest Rate on any due and unpaid amount described in sub-sections (a) and/or (b) above from and including the due date for the payment thereof to the actual date of payment thereof by Eximbank.

     If and to the extent ABN AMRO shall have made a Liquidity Advance under the Liquidity Agreement, Eximbank shall thereafter (subject only to Section 3(c) hereof) have no further obligation hereunder (either as to principal or interest) in respect of that portion of the Loan which was due and payable and resulted in such Liquidity Advance being made; provided that the foregoing shall not affect the obligations of the Facility Agent and/or the Trustee pursuant to
Section 6 hereof; provided, further, nothing in this sentence shall be construed so as to affect Eximbank's guarantee of any Liquidity Advance and accrued interest thereon in accordance with the terms hereof. ABN AMRO, as liquidity provider, shall have no rights hereunder except to the extent amounts paid by Eximbank hereunder are distributed to ABN AMRO in accordance with the Declaration of Trust. In no event shall the liability of Eximbank under this Guarantee Agreement exceed the aggregate principal amount of U.S. $101,672,199.28 plus the accrued interest and the accrued post-maturity interest thereon specified in sub-sections (b) and (c) above, respectively, at the Guaranteed Interest Rate.

                                                           [GUARANTEE AGREEMENT]

          SECTION 3.  SCOPE AND BINDING NATURE OF THE GUARANTEE, AND TERMINATION
                      ----------------------------------------------------------
THEREOF.
-------

          (a) The Guarantee shall only be effective (without duplication) with respect to the Guaranteed Amount represented by any Note (and Liquidity Advance, if any, made as a result of a payment default under such Note) so long as such Note bears Eximbank's guarantee legend in the form of Annex A to this Guarantee Agreement, said legend having been manually executed by an authorized officer of Eximbank pursuant to the procedures set forth in Section 4 hereof (the "GUARANTEE LEGEND").

          (b) After Eximbank has placed its Guarantee Legend on a Note, the Guarantee with respect to such Note (and Liquidity Advance, if any, made as a result of a payment default under such Note) shall be binding on Eximbank (and shall constitute the direct, general and unconditional obligation of Eximbank (but only upon the Facility Agent's, each Lender's, the Trustee's, and each Noteholder's observance of, and in strict accordance with, the terms of this Guarantee Agreement) and a continuing guarantee of payment), notwithstanding that the payment under the Loan Agreement and/or any Note is unenforceable, except to the extent that the Guarantee has been terminated pursuant to sub-sections (d)(i) or (d)(ii) below.

          (c) The Guarantee shall be deemed to continue to be binding on Eximbank with respect to any payment, or any part thereof, of the Guaranteed Amount received by the Facility Agent, any Lender, the Trustee, any Noteholder or ABN AMRO which is rescinded or must otherwise be returned by the Facility Agent, any Lender, the Trustee, any Noteholder or ABN AMRO, as the case may be; provided such rescission or return of payment has been compelled by law as the result of the bankruptcy or insolvency of the Borrower and/or the Company, or as a result of any law, regulation or decree applicable to the Borrower and/or the Company, now or hereinafter in effect. A demand on Eximbank for payment pursuant to the Guarantee of any such returned amount must be made promptly but in no event later than thirty (30) days after the Facility Agent, such Lender, the Trustee, such Noteholder or ABN AMRO has actually returned such amount. At least fifteen (15) days prior to making such demand on Eximbank, the Relevant Party shall have made demand for payment on the Borrower, the Company or ICBC, whichever is the party(ies) unaffected by the recision action.

               (d) (i) In the event that the Relevant Party fails to make a demand on Eximbank within the time period and in accordance with the procedures set forth in Section 6 hereof, the Guarantee with respect to the unpaid installment of principal or the unpaid accrued interest (or any Liquidity Advance related to either thereof) as to which such timely demand was not made shall automatically terminate. Such termination shall be without prejudice to the right of the Relevant Party to make demand on Eximbank, or diminish or otherwise affect Eximbank's obligations, under this Guarantee Agreement with respect to any other unpaid installments of principal of

                                                           [GUARANTEE AGREEMENT]

     or unpaid accrued interest on the Loan that is not paid when due (or any Liquidity Advance related to either thereof); and

                    (ii) In the event that the Facility Agent, any Lender, the Trustee or any Noteholder without Eximbank's prior written consent, agrees to an amendment or deviation prohibited by sub-section 10(c) below, the Guarantee shall automatically terminate unless the amendment or deviation, as the case may be, is rescinded or otherwise remedied to the satisfaction of Eximbank within thirty (30) calendar days after written notice to the Relevant Party from Eximbank (the "GUARANTEE TERMINATION DATE"). Such termination will be effective as of the Guarantee Termination Date without further notice to the Facility Agent, the Lenders, the Trustee, ABN AMRO or the Noteholders unless the amendment or deviation giving rise to such termination shall have been remedied to the satisfaction of Eximbank as aforesaid.

          (E)  NO DISCHARGE.  Eximbank's liability under this Guarantee
               ------------
Agreement shall be irrevocable, absolute and unconditional (but only upon the Facility Agent's, each Lender's, the Trustee's, and each Noteholder's observance of, and in strict accordance with, the terms hereof) irrespective of any lack of validity or enforceability of the Loan Agreement, any Note, any other Operative Document, the ICBC A Guarantee and the ICBC/EXIM Guarantee (each as defined in the Lease Agreements) (including, without limitation, incapacity (for any purpose) or the lack of any governmental approval or failure of consideration or any bankruptcy, insolvency, dissolution, liquidation, reorganization, adjustment, composition or similar circumstance of or relating to the Borrower and/or the Company or any other person or entity or for any other reason whatsoever).

          (F)  CONDITIONS OF GUARANTEE.  Eximbank hereby waives diligence,
               -----------------------
presentment, protest and any requirement that the Facility Agent, any Lender, ABN AMRO, the Trustee or any Noteholder exhaust any right or take any action against or give notice to the Borrower, the Company, ICBC or Eximbank, except for the written demands for payment and notices by the Facility Agent, the Lenders, the Trustee or the Noteholders on the Borrower, the Company, ICBC and Eximbank required under this Guarantee Agreement.

          SECTION 4.  ENDORSEMENT OF THE GUARANTEE LEGEND.
                      -----------------------------------

          (A)  ENDORSEMENT OF FLOATING RATE NOTE(S).  Upon compliance with the
               ------------------------------------
conditions set forth in Clause 3 of the Loan Agreement regarding advances thereunder used or to be used in connection with the financing of each of the Airframes and the Exposure Fee and Approved Services related thereto and at any time after any portion of the Credit related thereto has been advanced under the Loan Agreement and upon issuance of a Floating Rate Note related to such Airframe, the Facility Agent may request Eximbank to evidence the Guarantee with respect to that portion of the Credit as evidenced by each such Floating Rate Note by placing its Guarantee Legend in the form of Annex A to this Guarantee Agreement on such Floating Rate Note. The Facility Agent's request ("REQUEST FOR FLOATING RATE GUARANTEE LEGEND") shall be in the form of Annex B-1 to this Guarantee Agreement and be accompanied by the Floating Rate Note related to the Airframe financed with that portion of the Credit to which such Request for Floating Rate Guarantee Legend relates. Eximbank shall not be obligated to so endorse any Floating Rate Note unless a complete and duly executed Request for Floating Rate Guarantee Legend in the form of Annex B-1 is received by it no later than the Availability Date (or such later date as may be agreed by Eximbank and the Facility Agent) and the conditions set forth in Article V of the Reimbursement and Indemnity Agreement have been satisfied or waived by Eximbank in its sole discretion.

          (B)  ENDORSEMENT OF THE FIXED RATE NOTES.

            (i) Subject to the receipt by Eximbank of the documents set forth in Section 4(b)(ii) below, upon issuance by the Borrower of the Fixed Rate Notes, the Facility Agent may request Eximbank to evidence the Guarantee with respect to the Loan as evidenced by the Fixed Rate Notes (and any Liquidity Advance related thereto) by placing its Guarantee Legend in the Form of Annex A to this Guarantee Agreement on each of the Fixed Rate Notes. The Facility Agent's request ("REQUEST FOR FIXED RATE GUARANTEE LEGEND") regarding the Guarantee of the Fixed Rate Notes shall be in the form of Annex B-2 to this Guarantee Agreement and be accompanied by the Fixed Rate Notes. Eximbank shall not be obligated to so endorse any of the Fixed Rate Notes unless a complete and duly executed Request for Fixed Rate Guarantee Legend is received by it no later than the close of business on the Conversion Date (or such later date as may be agreed by Eximbank, the Facility Agent and the Trustee).

            (ii) The obligation of Eximbank to place its Guarantee Legend on each of the Fixed Rate Notes is subject to the receipt by Eximbank of the following documents, each of which shall be satisfactory to Eximbank in form and substance:

                    (A) a duly executed Request for Fixed Rate Guarantee Legend substantially in the form of Annex B-2 hereto;

                    (B) the originally executed Eximbank Guarantee Legend to the Floating Rate Notes and evidence that all of the Floating Rate Notes have been cancelled;

                    (C) a duly executed original of each of the Securitization Documents and the Transfer Agreement;

                    (D) a duly executed certificate of a senior officer of the Borrower, dated the Conversion Date, stating that no Potential Event of Default or Event of Default under the Loan Agreement shall have occurred

                                                           [GUARANTEE AGREEMENT]

          and be continuing as of such date;

                    (E) a duly executed certificate of an authorized officer of the Facility Agent, dated the Conversion Date, stating that the Borrower is not in default as to the payment of principal of, or interest on, any of the Floating Rate Notes as of such date;

                    (F) a duly executed certificate of a senior officer of the Company, dated the Conversion Date, stating that no Termination Event under any Lease Agreement has occurred and is continuing as of such date;

                    (G) the executed Fixed Rate Notes and evidence indicating that each such Fixed Rate Note has been duly executed and delivered by the Borrower; and

                    (H) such other documents, certificates and opinions of counsel relating to the Conversion and/or the sale, assignment and transfer of the Assigned Property to the Trust as Eximbank may reasonably request.

          SECTION 5.  PAYMENT METHOD.
                      --------------

          (a) All payments made by Eximbank under this Guarantee Agreement in respect of the Floating Rate Notes shall be made in accordance with the Accelerated Payment Method.

          (b) All payments made by Eximbank under this Guarantee Agreement in respect of any Fixed Rate Note shall be made in accordance with the Installment Payment Method.

          (c) The Payment Methods set forth in this Section 5 shall not be subject to change.

          SECTION 6.  PROCEDURES FOR MAKING DEMAND ON EXIMBANK FOLLOWING FIRST
                      --------------------------------------------------------
DEFAULT.  In the event that (i) the Borrower fails for any reason (including,
-------
without limitation, a failure to pay resulting from debt relief accorded by the United States of America to the People's Republic of China; or the Company's failure to satisfy its obligations to pay rent under any Lease Agreement; or the imposition of withholding taxes) for more than thirty (30) calendar days to pay any part of the Guaranteed Amount as required by the Loan Agreement, and (ii) a period of at least fifteen (15) calendar days has elapsed since written demand for payment was made on the Borrower, the Company and ICBC by the Relevant Party (which demand may be omitted only if and to the extent that the making thereof would be prohibited by any applicable law governing the bankruptcy or insolvency of the Borrower, the Company or ICBC, as applicable), the Relevant Party may

                                                           [GUARANTEE AGREEMENT]

make a demand on Eximbank for payment under the Guarantee.

          Each written demand on Eximbank pursuant to this Section 6 shall (i) be made only by the Relevant Party, (ii) identify the Note or Notes with respect to which the payment default has occurred and specify the due and unpaid installment of principal of, and the accrued interest on, the Note or Notes (or Liquidity Advance, if any, made as a result of a payment default under such Note or Notes) as of the date of such demand (calculated at the applicable Guaranteed Interest Rate), and the accrued post-maturity interest on the due and unpaid principal of and interest on the Note or Notes (or Liquidity Advance, if any, made as a result of a payment default under such Note or Notes) as of the date of such demand (calculated at the applicable Guaranteed Interest Rate), (iii) identify the holders of the Note or Notes, (iv) state the Payment Method which is applicable to the Note or Notes for which such demand on Eximbank is being made, (v) be accompanied by a copy of the written demand for payment on the Borrower, the Company and ICBC (or, in the event such demand was omitted with respect to the Company, the Borrower or ICBC pursuant to the preceding paragraph, evidence of (x) such party's bankruptcy or insolvency, (y) the applicable prohibition and (z) the Relevant Party's demand for payment on those parties not subject to such prohibition), and (vi) be made not later than 150 calendar days from the date as of which the due and unpaid installment of principal and/or accrued interest was originally scheduled to be paid.

          In connection with any demand on Eximbank pursuant to this Section 6, the Relevant Party and the Noteholders shall be obligated to (A) assign to Eximbank, in substantially the form of Annex C hereto (an "ASSIGNMENT") all of their respective right, title and interest in and to the Note or Notes to which such demand relates (including all rights, title and interests to any post-default interest) and in, to and under the Loan Agreement and, to the extent that such right, title and interest relates to the Guaranteed Amount or any security therefor, the other Operative Documents, (B) deliver such Assignment and the Note or Notes (and security, if any) to Eximbank, and (C) endorse the Notes (and security, if any) to the order of Eximbank, without recourse. Notwithstanding the foregoing, none of the Facility Agent, the Trustee, ABN AMRO, any Lender nor any Noteholder shall be required to assign to Eximbank (i) any of its right, title and interest in and to the letter from the Borrower to the Facility Agent accepted by the Company dated as of September 11, 1996 (a copy of which has been provided to Eximbank) or (ii) any security (the "EXCLUDED SECURITY") given by any Person (other than the Borrower and/or the Company) to secure any obligations of the Borrower and/or the Company under the Operative Documents (other than the Loan Agreement and Note(s)) to the extent related to amounts which are not guaranteed by Eximbank under this Guarantee Agreement. Excluded Security may consist of, but is not limited to, one or more standby letters of credit or other third party guarantees or indemnities, in each case, approved in writing by Eximbank.

          SECTION 7.  PAYMENT OF THE GUARANTEED AMOUNT.
                      --------------------------------

                                                           [GUARANTEE AGREEMENT]

          (A)  PAYMENT METHODS.  Upon receipt of the Relevant Party's demand for
               ---------------
payment with respect to a Note (or a Liquidity Advance) in accordance with the provisions of Section 6 hereof, Eximbank, within five (5) Business Days thereafter (unless Eximbank determines that additional time is required due to the large number of claims then pending at Eximbank, in which case within fifteen (15) Business Days thereafter), shall pay to the Relevant Party, the Guaranteed Amount (the date as of which Eximbank initially makes such payment shall hereinafter be referred to as the "INITIAL EXIMBANK PAYMENT DATE") as follows:

               (I)  ACCELERATED PAYMENT METHOD.  With respect to each Floating
                    --------------------------
     Rate Note, on the Initial Eximbank Payment Date, an amount equal to the sum of (A) the unpaid principal amount of such Floating Rate Note, (B) the due and unpaid accrued interest on the principal amount of such Floating Rate Note at the Guaranteed Interest Rate to the due date for payment thereof as provided in the Loan Agreement, and (C) the accrued post-maturity interest at the Guaranteed Interest Rate on any due and unpaid amount described in
     (A) and/or (B) above from and including the initial due date for such amounts to (but excluding) the earlier of the date such amounts were paid and the Initial Eximbank Payment Date (the "ACCELERATED PAYMENT METHOD").

               (II) INSTALLMENT PAYMENT METHOD.  With respect to each Fixed Rate
                    --------------------------
     Note (or Liquidity Advance, if any, made as a result of a payment default under any such Fixed Rate Note), on the Initial Eximbank Payment Date (A) an amount equal to the sum of (X) the scheduled installment (without regard to any acceleration) then due and unpaid of principal on such Fixed Rate Note (or the amount of the Liquidity Advance, if any, made as a result of a payment default under such Fixed Rate Note), (Y) the due and unpaid accrued interest on such installment of such Fixed Rate Note (provided that if a Liquidity Advance is made as a result of a payment default under such Fixed Rate Note, the amounts set forth in this clause (B) shall be limited to that portion of the due and unpaid accrued interest not included in the determination of the amount of such Liquidity Advance) at the Guaranteed Interest Rate to the due date for payment thereof as provided in the Loan Agreement or Liquidity Agreement, as applicable, and (Z) the accrued post-maturity interest at the Guaranteed Interest Rate on any due and unpaid amount described in (A)(X) and/or (A)(Y) above from and including the initial due date for such amounts to (but excluding) the earlier of the date such amounts were paid and the Initial Eximbank Payment Date, and (B) the issuance and delivery to the Trustee, in exchange for such Fixed Rate Note, of a payment certificate (the "PAYMENT CERTIFICATE") in the form of Annex D to this Guarantee Agreement, which Payment Certificate shall (X) be in a face amount equal to the then outstanding (but not yet due) principal amount of such Fixed Rate Note (after giving effect to any payment made by Eximbank on the Initial Eximbank Payment Date), (Y) be payable on the same payment dates and in the same principal installments as such Fixed Rate Note, and (Z) accrue interest at the Guaranteed Interest Rate that was applicable to such Fixed Rate Note, (the "INSTALLMENT PAYMENT

                                                           [GUARANTEE AGREEMENT]

METHOD").

          (B)  PAYMENT CERTIFICATES ISSUED IN EXCHANGE FOR FIXED RATE NOTES UPON
               -----------------------------------------------------------------
A TOTAL LOSS OF AN AIRCRAFT OR UPON A TERMINATION DUE TO OBSOLESCENCE OF AN
---------------------------------------------------------------------------
AIRCRAFT.  If (i) a Total Loss occurs in relation to an Aircraft or if any Lease
--------
Agreement is terminated with respect to an Aircraft due to obsolescence pursuant to Clause 3.03 thereof (the affected Aircraft in either case being hereinafter referred to as the "AFFECTED AIRCRAFT") at a time when one or more Fixed Rate Notes have been issued and are outstanding, (ii) such Affected Aircraft is not, in the case of a Total Loss, replaced in accordance with the terms of Clause
16.08 of the related Lease Agreement, (iii) no Liquidity Advance shall be outstanding under the Liquidity Agreement, and (iv) Eximbank (or a paying agent designated by Eximbank) (the "PAYING AGENT") has received all amounts due under Clause 6.03 of the Loan Agreement, in the case of a Total Loss, and Clause 6.04 of the Loan Agreement in the case of obsolescence (which amounts, at all times, shall at least equal the aggregate of (A) the outstanding principal amount of the Fixed Rate Note attributable (by designation on the face of said Fixed Rate
Note) to such Affected Aircraft (an "AFFECTED AIRCRAFT NOTE"), plus (B) all accrued and unpaid interest thereon, plus (C) all other amounts then due and payable under such Affected Aircraft Note or under the Loan Agreement or the other Operative Documents in connection with such Affected Aircraft or such Affected Aircraft Note, plus (D) in the case of an obsolescence termination, the Make-Whole Amount payable pursuant to Clause 6.04 of the Loan Agreement) then the Trustee shall, upon notice from Eximbank, (I) assign to Eximbank, in substantially the form of the Assignment, all of the Trustee's rights, title and interests in and to any such Affected Aircraft Note and in, to and under any related rights the Trustee may have under the Loan Agreement with respect to any such Affected Aircraft Note and, to the extent that such right, title and interest relates to the Guaranteed Amount or any security therefor, the other Operative Documents related to such Affected Aircraft, (II) deliver such Assignment and Affected Aircraft Note to Eximbank, and (III) endorse any such Affected Aircraft Note to the order of Eximbank, without recourse.

          Upon compliance with the requirements set forth in the immediately preceding paragraph, Eximbank, within five (5) Business Days thereafter (unless Eximbank determines that additional time is required due to the large number of claims then pending at Eximbank, in which case within fifteen (15) Business Days thereafter), shall issue and deliver to the Trustee one or more Payment Certificates, which shall (i) be in an aggregate face amount equal to the then outstanding (but not yet due) principal amount of such Affected Aircraft Note (after giving effect to any payments made by the Borrower and/or the Company since the Total Loss of such Affected Aircraft occurred or receipt of notice of such obsolescence termination, as the case may be), (ii) be payable on the same payment dates and in the same principal installments as such Affected Aircraft Note, and (iii) accrue interest at the Guaranteed Interest Rate.

          (C) PAYMENT CERTIFICATES ISSUED IN EXCHANGE FOR FIXED RATE NOTES UPON
              -----------------------------------------------------------------
AN EVENT OF DEFAULT.  If (i) any Fixed Rate Note is outstanding, (ii) an Event
-------------------
of Default

                                                           [GUARANTEE AGREEMENT]

(other than an Event of Default based upon the failure by the Borrower to pay when due any of the Guaranteed Amounts) shall have occurred and be continuing,
(iii) no Liquidity Advance shall be outstanding under the Liquidity Agreement,
(iv) Eximbank shall have accelerated the Loan under the Loan Agreement pursuant to Clause 13.02 of the Loan Agreement, and (v) the Borrower and/or the Company shall have paid, and Eximbank (or a paying agent designated by Eximbank) shall have received all such amounts then due and payable under the Loan Agreement and the other Operative Documents, then the Trustee shall, upon notice from Eximbank
(A) assign to Eximbank, in substantially the form of the Assignment, all of the Trustee's rights, title and interests in and to the Fixed Rate Notes and the Loan Agreement and, to the extent that such right, title and interest relates to the Guaranteed Amount or any security therefor, the other Operative Documents,
(B) deliver such Assignment and the Fixed Rate Notes to Eximbank, and (C) endorse the Fixed Rate Notes to the order of Eximbank, without recourse.

          Upon compliance with the requirements set forth in the immediately preceding paragraph, Eximbank, within five (5) Business Days thereafter (unless Eximbank determines that additional time is required due to the large number of claims then pending at Eximbank, in which case within fifteen (15) Business Days after the date of demand), shall issue and deliver to the Trustee, one or more Payment Certificates, which shall (i) be in an aggregate face amount equal to the then outstanding (but not yet due) principal amount of the Fixed Rate Notes (other than those principal payments originally scheduled to be due prior to the acceleration of the Loan), (ii) be payable on the same payment dates and in the same principal installments as such Fixed Rate Notes, and (iii) accrue interest at the Guaranteed Interest Rate.

          (D)  PAYMENTS UNDER A PAYMENT CERTIFICATE.  In accordance with the
               ------------------------------------
terms of a Payment Certificate, Eximbank shall pay the principal amount of such Payment Certificate in installments on the payment dates and in the amounts set forth therein, together with the accrued interest thereon at the Guaranteed Interest Rate. Each payment under a Payment Certificate shall be made to the Trustee.

          (E)  FAILURE TO MAKE CLAIM PAYMENT.  In the event Eximbank fails to
               -----------------------------
make claim payment within fifteen (15) Business Days after demand in accordance with Section 7(a), for each additional day after the fifteenth Business Day up to the day on which Eximbank makes claim payment, Eximbank shall pay the Relevant Party an additional amount equal to the difference between (i) interest accrued on the defaulted installment(s) of principal and/or interest at the Guaranteed Interest Rate as provided in Section 7(a) and (ii) interest on such installment(s) calculated at a rate per annum equal to the sum of (x) one percent (1%) and (y) the higher of the Guaranteed Interest Rate or the Federal Funds Rate.

          SECTION 8. APPLICATION OF PARTIAL PAYMENTS AND EXIMBANK PAYMENTS.  In
                     -----------------------------------------------------
calculating the amount of Eximbank's first payment to be made under this Guarantee Agreement, any partial payments received by the Facility Agent, any Lender, the Trustee or

                                                           [Guarantee Agreement]

ABN AMRO from the Borrower and/or the Company with respect to the applicable Note (or Liquidity Advance, as applicable) prior to the Initial Eximbank Payment Date shall be applied in accordance with Clause 10.03 of the Loan Agreement.

          Further, if the Guarantee terminates pursuant to Section 3(d) hereof with respect to one or more installments of principal of or interest on a Note (or a Liquidity Advance, as applicable) all such installments of principal of or interest on such Note (and such Liquidity Advance, as applicable) as to which the Guarantee has terminated shall be deemed to have been paid in full when and as due for the purposes of determining the amounts payable under Section 6 hereof and making the calculations required under Section 7 hereof.

          SECTION 9.  COLLECTIONS; SUBSEQUENT PAYMENTS BY EXIMBANK.  On the
                      --------------------------------------------
Initial Eximbank Payment Date with respect to a Note or the issuance of a Payment Certificate by Eximbank, as applicable, (i) Eximbank, by virtue of any Assignment contemplated hereby, shall be entitled, in its sole discretion, to pursue for its own account collection of all amounts due or to become due on such Note and, to the extent applicable, the Notes or under the Loan Agreement, and (ii) if payment by Eximbank was made in accordance with the Installment Payment Method, after the Initial Eximbank Payment Date the Trustee shall be entitled only to payments from Eximbank in accordance with the Payment Certificate issued to the Trustee in exchange for such Note.

          SECTION 10.  UNDERTAKINGS OF THE FACILITY AGENT.  The Facility Agent
                       ----------------------------------
agrees that so long as Eximbank remains liable under this Guarantee Agreement:

          (A) NOTE REGISTER.  The Facility Agent shall establish and maintain a
              -------------
register with respect to the Noteholders and the Notes for the purpose of recording (i) the name and address of each current and past Noteholder, (ii) the date of issuance and transfer of each Note and the face amount of each such Note, and (iii) the date and amount of each payment (indicating the amount of principal and interest included in each payment) made by or on behalf of the Borrower on each Note. The Facility Agent shall maintain such register with respect to the Note until such time as Eximbank has issued a Payment Certificate or Payment Certificates with respect thereto and shall make such register available to Eximbank for inspection and copying, on Eximbank's written request. After such time, the Facility Agent need not maintain the register, provided the Facility Agent shall have first delivered to Eximbank's Claims and Recoveries Division a copy of the register, certified by the Facility Agent as a true, complete and correct copy, which copy Eximbank shall have found to be satisfactory in form and substance.

          (B) NOTICE OF DEFAULT.  Upon receipt of knowledge of the occurrence of
              -----------------
any Event of Default under the Loan Agreement (including any event whereby ABN AMRO shall become obligated to make a Liquidity Advance) or Termination Event under any Lease Agreement, or the receipt of knowledge that any payment previously made by, or on behalf

                                                           [Guarantee Agreement]

of, the Borrower and/or the Company to any Lender or Noteholder is required to be returned under the circumstances referred to in Section 3(c) hereof, the Facility Agent will promptly notify Eximbank thereof.

          (C) AMENDMENTS TO THE LOAN AGREEMENT, LEASE AGREEMENTS OR NOTES.  The
              -----------------------------------------------------------
Facility Agent, without Eximbank's prior written consent, shall not agree (nor permit any Lender or any Noteholder to agree) to any material amendment, supplement or modification of the terms of the Loan Agreement, the Liquidity Agreement, any Lease Agreement or the terms of the Notes, or waive any material provision thereof or otherwise consent to any material deviation from the provisions thereof, including, without limitation, any change in the amount of payment, the dates of payment, the place of payment or any other payment terms of the Loan Agreement, the Liquidity Agreement, any Lease Agreement or the Notes. The Facility Agent shall promptly inform Eximbank of each amendment, supplement or modification to the terms of the Loan Agreement, the Liquidity Agreement, any Lease Agreement or any Note that is proposed in writing to, or by, the Facility Agent or executed by the Facility Agent, and of each waiver or consent to any deviation from the terms thereof that is proposed in writing to, or by, the Facility Agent or executed by the Facility Agent, and shall provide copies thereof to Eximbank as soon as practicable after such copies are available.

          (D) NOTICE OF INTEREST RATES.  Upon Eximbank's request, the Facility
              ------------------------
Agent shall promptly notify Eximbank of the per annum rate of interest applicable to each day or period with respect to which Eximbank is required to make a payment of a Guaranteed Amount hereunder.

          (E) DISBURSEMENTS.  The Facility Agent shall (i) ensure that the
              -------------
Lenders make the Credit available in accordance with the terms of the Loan Agreement and as approved by Eximbank, (ii) retain the documents required for making each advance under the Credit, (iii) make such documents available to Eximbank at Eximbank's request, and (iv) not dispose of such documents without Eximbank's prior written consent.

          (F) PAYMENTS ON A NOTE AFTER PAYMENT BY EXIMBANK.  After the Initial
              --------------------------------------------
Eximbank Payment Date with respect to a Note or the issuance of a Payment Certificate with respect to a Note, as applicable, and until all principal of and interest on such Note has been paid in full and received by Eximbank, the Facility Agent shall forward (and shall cause each Lender and Noteholder to forward) promptly to Eximbank any payments on such Note or any related payment under the Loan Agreement (other than payments related to Excluded Security or to the letter described in clause (i) of the last paragraph of Section 6 hereof) that such Lender or Noteholder receives from any Person other than Eximbank after the Initial Eximbank Payment Date or such date of issuance, as applicable.

          (G) TRANSFER OF RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES UNDER
              ------------------------------------------------------------------
THIS GUARANTEE AGREEMENT.  The Facility Agent, without Eximbank's prior written
------------------------
consent,

                                                           [Guarantee Agreement]

will not assign, delegate or otherwise transfer (i) its right and obligation to make demand on Eximbank for payment, and to receive payment from Eximbank in accordance with the provisions of Sections 6 and 7 hereof, or (ii) any of its other rights, duties, obligations or responsibilities under this Guarantee Agreement and the other Operative Documents.

          Notwithstanding the foregoing, the Facility Agent and Eximbank hereby agree in connection with the Conversion that (i) the Facility Agent shall transfer to the Trustee all of its rights, duties, obligations and responsibilities under this Agreement (and for all purposes of this Section 10, the term "FACILITY AGENT" shall be deemed to mean the Trustee from and after the Conversion Date), and (ii) the Facility Agent shall, and shall cause each Lender and Noteholder to, transfer to the Trustee all of the respective rights, duties, obligations and responsibilities of the Facility Agent, the Lenders and the Noteholders under the Loan Agreement and the other Operative Documents. The Facility Agent and Eximbank hereby agree that such transfer shall be an assignment, delegation and transfer of all of the respective rights, duties, obligations and responsibilities of the Lenders and the Facility Agent under this Guarantee Agreement, the Loan Agreement and each of the other Operative Documents to which either thereof is a party and shall be pursuant to the Transfer Agreement which shall be in form and substance satisfactory to Eximbank, duly executed by the Lenders, the Facility Agent and the Trustee and consented to by Eximbank. From and after the Conversion, the Trustee, without Eximbank's prior written consent, will not assign, delegate or otherwise transfer any of the rights, duties, obligations or responsibilities specified in clauses (i) or (ii) of the first sentence of this Section 10(g).

          Nothing in this Section 10(g) is intended to restrict or otherwise limit the right of the Lenders after the Determination Date, as set forth in the Loan Agreement, to assign or otherwise transfer all or any portion of the Floating Rate Notes held by it as a Noteholder, and any such transfer may be effected at any time without Eximbank's prior written consent.

          (H) INDEMNIFICATION.  If the Facility Agent (or Trustee, as the case
              ---------------
may be) fails to comply with any undertaking set forth in this Section 10 or with any other obligation under the Operative Documents, the Facility Agent (or the Trustee, as the case may be) shall be liable to Eximbank for all of the actual damages suffered, or costs reasonably incurred, by Eximbank as a result thereof (including all legal costs and expenses related thereto or arising therefrom), and shall indemnify Eximbank for such damages, costs and expenses. Neither the Facility Agent nor the Trustee shall in any event be liable for incidental or consequential damages. The coverage of this Guarantee Agreement with respect to any interest in the Note held by the Facility Agent in its capacity as a Lender shall not be affected by such failure by the Facility Agent in its capacity as Facility Agent, and such failure shall not impair the rights of any other Lender under this Guarantee Agreement. Eximbank may enforce its rights under this Section 10(h), and pursue all remedies available with respect thereto, in any court of competent jurisdiction. Notwithstanding anything to the contrary stated herein, the agreements set forth in this Section 10(h) shall survive the termination of this Agreement and the payment of all or any portion of the Guaranteed

                                                          [Guarantee Agreement]

Amount.

          SECTION 11.  EXIMBANK PAYMENTS; DISCHARGE OF LIABILITY.  All amounts
                       -----------------------------------------
payable by Eximbank under this Guarantee Agreement or under any Payment Certificate shall be made (i) prior to the date of Conversion, to the Facility Agent, and (ii) on and after the date of Conversion, to the Trustee, as the case may be, as provided for in this Guarantee Agreement. Payment of any such amount by Eximbank shall discharge fully and completely Eximbank's liability to the Facility Agent, the Lenders, the Trustee or ABN AMRO, as the case may be, under this Guarantee Agreement or the Payment Certificate(s), as the case may be, with respect to such amounts.

          SECTION 12.  GOVERNING LAW.  This Agreement shall be governed by, and
                       -------------
construed in accordance with, the law of the State of New York.

          SECTION 13.  NOTIFICATION.  All notices, requests, consents and
                       ------------
demands hereunder shall be in writing and telexed, telecopied, cabled or delivered to the intended recipient at the address specified beneath its name on the signature pages hereto or at such other address as shall be designated by such party in a notice to the other parties hereto. All such communications shall be deemed to have been given when received by the party to which such communication was addressed. All communications from Eximbank shall be addressed and sent (i) prior to the date of Conversion, to the Facility Agent, and (ii) on and after the date of Conversion, to the Trustee at such address as shall be specified in the writing to Eximbank and shall be deemed to have been given upon receipt of such communication.

          SECTION 14.  PARTIES BOUND.  This Guarantee Agreement is binding upon,
                       -------------
and inures to the benefit of each party hereto and their respective successors and permitted assigns.

                              *        *        *

                                                           [Guarantee Agreement]

          IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed, in duplicate, as of the date first above written.


ABN AMRO BANK N.V.,CHICAGO BRANCH,           EXPORT-IMPORT BANK OF THE
     as Facility Agent                       UNITED STATES

By: ABN AMRO NORTH AMERICA, INC.,
     its Agent                               By: /s/ Julie Panaro
                                                --------------------------------
                                                        (Signature)

                                             Name: /s/ Julie J. Panaro
                                                  ------------------------------
By: /s/ John J. Neblo                                    (Print)
   -----------------------------
          (Signature)                        Title: VICE PRESIDENT
                                                   -----------------------------
Name:   John J. Neblo
     ---------------------------
           (Print)                           811 Vermont Avenue, N.W.

Title:  VICE PRESIDENT                       Washington, D.C. 20571
      --------------------------             Attn:  Vice President - Aircraft
                                                    Finance Division
By: /s/ James B. Kaiser                      Re: Eximbank Guarantee No.
   -----------------------------
                                             AP070425 - People's Republic of
Name:   James B. Kaiser                      China (China Yunnan Airlines)
     ---------------------------
           (Print)


Title:  ASSISTANT VICE PRESIDENT             Telephone: (202) 565-3550
      --------------------------
                                             Telefax: (202) 565-3558
135 South LaSalle Street                     Telex Number: 197681
Chicago, Illinois  60603                     Answerback: EXIM UT
Attn: Structured Trade Finance
                                             copy to:
Telephone: (312) 904-7343
Telefax: (312) 904-7399                      Vedder, Price, Kaufman & Kammholz
Telex Number: 6732700                        222 North LaSalle Street
Answerback: ABN AMRO CGO                     Chicago, Illinois  60601-1003
                                             Attn:  Dean N. Gerber
                                             Telefax:  (312) 609-5005

Annexes:
     A - Guarantee Legend
     B-1 - Request for Guarantee Legend (Floating Rate Notes)
     B-2 - Request for Guarantee Legend (Fixed Rate Notes)
     C - Assignment
     D - Payment Certificate

                                                           [Guarantee Agreement]

                                                                         Annex A


                          [Form of Guarantee Legend]

                                   GUARANTEE


          This note is guaranteed by the Export-Import Bank of the United States ("EXIMBANK") as provided in the Guarantee Agreement dated as of September 11, 1996, between ABN AMRO Bank N.V., Chicago Branch, as Facility Agent, and Eximbank, and said guarantee is expressly made subject to all of said provisions therein as if all of said provisions were expressly set forth herein.

                                   EXPORT-IMPORT BANK OF
                                   THE UNITED STATES


                                   By:__________________________________________
                                                  (Signature)

                                   Name:________________________________________
                                                    (Print)

                                   Title:_______________________________________

Eximbank Guarantee No. AP070425 - People's Republic of China (China Yunnan Airlines)

                                                           [Guarantee Agreement]

                                                                       Annex B-1

                          REQUEST FOR GUARANTEE LEGEND
                             (Floating Rate Notes)

                                                   Date:  _______ __, 199__

Export-Import Bank
 Of the United States
811 Vermont Avenue, N.W.
Washington, D.C.  20571

Attention:  Vice President - Contract Administration

     Subject: Eximbank Guarantee No. AP070425 - People's Republic of China (China Yunnan Airlines)

Ladies and Gentlemen:

          In accordance with the terms of the guarantee agreement ("GUARANTEE AGREEMENT") dated as of September 11, 1996, between ABN AMRO Bank N.V., Chicago Branch, as Facility Agent, and Export-Import Bank of the United States, we hereby request that you issue your guarantee by endorsing the Guarantee Legend which appears on the promissory note(s) ("NOTE(S)") described below and which accompanies this Request for Guarantee Legend. We certify that the Note(s) fully evidence disbursements related to the Airframe and made pursuant to the terms and conditions of the Loan Agreement.

          Airframe     Note      Note      Principal
            MSN         No.      Date       Amount
            ---         ---      ----       ------



                                   *   *   *

                                                           [Guarantee Agreement]

          Unless otherwise provided herein, the defined terms used in this Request for Guarantee Legend shall have the respective meanings specified in the Guarantee Agreement.

                                   ABN AMRO Bank N.V., CHICAGO BRANCH,
                                        as Facility Agent

                                   By: ABN AMRO NORTH AMERICA, INC.,
                                        its agent

                                   By___________________________________________
                                                       (Signature)
                                   Name_________________________________________
                                                         (Print)
                                   Title________________________________________


                                   By___________________________________________
                                                       (Signature)
                                   Name_________________________________________
                                                         (Print)
                                   Title________________________________________

                                                           [Guarantee Agreement]

                                                                       Annex B-2
                          REQUEST FOR GUARANTEE LEGEND
                               (Fixed Rate Notes)
                                                   Date:  _________ __, 199__
Export-Import Bank
 Of the United States
811 Vermont Avenue, N.W.
Washington, D.C.  20571

Attention:  Vice President - Contract Administration

     Subject: Eximbank Guarantee No. AP070425 - People's Republic of China (China Yunnan Airlines)

Ladies and Gentlemen:

          In accordance with the terms of the guarantee agreement ("GUARANTEE AGREEMENT") dated as of September 11, 1996, between ABN AMRO Bank N.V., Chicago Branch, as Facility Agent, and Export-Import Bank of the United States, we hereby request that you issue your guarantee by endorsing the Guarantee Legend which appears on the promissory notes ("NOTES") described below and which accompany this Request. We certify that the Notes are issued in exchange for the outstanding aggregate principal amount of the Floating Rate Notes issued pursuant to the Loan Agreement and guaranteed pursuant to the Guarantee Agreement and that the Notes listed below fully evidence the entire amount of Floating Rate Notes converted to a fixed interest rate pursuant to and in accordance with the terms and conditions of the Loan Agreement:

          Airframe      Note      Note      Principal
            MSN          No.      Date       Amount
            ---          ---      ----       ------



          The Facility Agent hereby further certifies that on the Conversion Date the Borrower was not in default as to the payment of either principal of or interest on the Floating Rate Notes.

                                   *   *   *

                                                           [Guarantee Agreement]

          Unless otherwise provided herein, the defined terms used in this Request for Guarantee Legend shall have the respective meanings specified in the Guarantee Agreement.

                                   ABN AMRO Bank N.V., CHICAGO BRANCH,
                                        as Facility Agent

                                   By: ABN AMRO NORTH AMERICA, INC.,
                                        its agent

                                   By___________________________________________
                                                       (Signature)
                                   Name_________________________________________
                                                         (Print)
                                   Title________________________________________


                                   By___________________________________________
                                                       (Signature)
                                   Name_________________________________________
                                                         (Print)
                                   Title________________________________________

                                                           [Guarantee Agreement]

                               ASSIGNMENT                                Annex C

          For value received, ___________________________________ (the
"NOTEHOLDER") hereby assigns to the Export-Import Bank of the United States ("EXIMBANK"), without recourse, all of its right, title and interest in, and all sums of money now due or to become due to the Noteholder under, the promissory note (the "NOTE") of YA96A Limited (the "BORROWER"), dated __________, 199_, in the principal amount of U.S. $___________________, the [related rights of the Noteholder under the]/1/ Loan Agreement pursuant to which the Note was issued, and any other Operative Documents [related to such Affected Aircraft]/1/ and any and all security related thereto. Notwithstanding the foregoing, the Noteholder shall not be required to assign to Eximbank (i) any of its right, title and interest in and to the letter from the Borrower to the Facility Agent accepted by the Company dated as of September 11, 1996 or (ii) any security (the "EXCLUDED SECURITY") given by any Person (other than the Borrower and/or the Company) to secure any obligations of the Borrower and/or the Company under the Operative Documents (other than the Loan Agreement [(to the extent assigned above)]/1/ and Note) to the extent related to amounts which are not guaranteed by Eximbank under the Guarantee Agreement described below. Excluded Security may consist of, but is not limited to, one or more standby letters of credit or other third party guarantees or indemnities, in each case, approved in writing by Eximbank.

          This Assignment is made pursuant to the terms of a guarantee agreement (the "GUARANTEE AGREEMENT") dated as of September 11, 1996 between ABN AMRO Bank N.V., Chicago Branch, as Facility Agent, and Eximbank and identified as Eximbank Guarantee No. AP070425. The Noteholder acknowledges and agrees that this Assignment is subject to the terms of the Guarantee Agreement, including, without limitation, the provisions of Section 6 thereof.

          In the event that the Noteholder receives any payment on the Loan as evidenced by the Notes after Eximbank's payment with respect to the Loan under the Guarantee Agreement, the Noteholder agrees to promptly forward such payment to Eximbank.

          Unless otherwise provided herein, the defined terms used in this Assignment shall have the respective meanings specified in the Guarantee Agreement.


                                *      *      *



________________________

     /1/ To be included only in connection with an Assignment pursuant to
Section 7(b) of the Guarantee Agreement defined herein.

                                                           [Guarantee Agreement]

          IN WITNESS WHEREOF, the Noteholder has caused this instrument to be sealed this _____ day of ________________, ____.

                                   (Name of Noteholder)

                                   By:__________________________________________
                                                       (Signature)

                                   Name:________________________________________
                                                         (Print)

                                   Title:_______________________________________

                                                           [Guarantee Agreement]

                                                                         ANNEX D

                              PAYMENT CERTIFICATE
                                                                No. ____________

                                                      ____________________, ____

TO:  [Trustee]



          The Export-Import Bank of the United States ("EXIMBANK") hereby acknowledges the assignment, without recourse, to Eximbank of all of ________________'s right, title and interest in and to the fixed rate promissory note of YA96A Limited dated _____________, 199_ in the face amount of US$___________________, the payment of which is guaranteed by Eximbank pursuant to the terms of a guarantee agreement (the "GUARANTEE AGREEMENT") dated as of September 11, 1996 between Eximbank and ABN AMRO Bank N.V., Chicago Branch, as Facility Agent and identified as Eximbank Guarantee No. AP070425.

          Eximbank hereby agrees to pay to ____________________, or _________________________'s registered assigns, the principal amounts set forth in item 3 below on the dates (each a "PAYMENT DATE") so set forth and interest at the Guaranteed Interest Rate (as defined in the Guarantee Agreement) and calculated in the manner set forth in the Guarantee Agreement.

          1.   Face Amount of the Note:                $____________

          2.   Total Principal Amount
               Outstanding under the Note
               at [Date of Certificate]:               $____________

          3.   Schedule of Payments:

                    Payment                       Principal
                     Date                          Amount

               ____________________         $___________________
               ____________________          ___________________
               ____________________          ___________________
               ____________________          ___________________
               ____________________          ___________________

                                                           [Guarantee Agreement]

          The transfer of this Payment Certificate must be registered by the registered holder hereof (or by such holder's attorney-in-fact duly authorized in writing) on the books of Eximbank maintained for such purpose at its offices at 811 Vermont Avenue, N.W., Washington, D.C. 20571. All payments of principal and interest on this Payment Certificate shall be made to the person in whose name this Payment Certificate is so registered at the close of business on the day which is 15 calendar days next preceding a Payment Date (each a "RECORD DATE") and by wire transfer in immediately available funds to such person's account at a commercial bank in the United States as such account shall appear on the registry books of Eximbank.

          Eximbank shall not be required to register the transfer of this Payment Certificate during the period from and including the Record Date for any Payment Date to and including such Payment Date, and, prior to due presentment for registration of transfer of this Payment Certificate, Eximbank may deem and treat the person in whose name this Payment Certificate is registered upon the registry books of Eximbank as the absolute owner of this Payment Certificate (notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of or on account of the unpaid principal and interest due hereon and for all other purposes, and Eximbank shall not be affected by any notice to the contrary.

          This Payment Certificate is issued pursuant to the terms and conditions of the Guarantee Agreement and is subject to those terms and conditions and is entitled to the benefits thereof.

                                   EXPORT-IMPORT BANK OF THE UNITED STATES


                                   By___________________________________________
                                                  (Signature)


                                   Name_________________________________________
                                                     (Print)


                                   Title________________________________________